Prospectus supplement	November 30, 2011

Putnam Asset Allocation Funds Statutory Prospectus dated January 30, 2011

Effective November 30, 2011, the names of Putnam Asset Allocation: Growth Portfolio, Putnam Asset Allocation: Balanced Portfolio, and Putnam Asset Allocation: Conservative Portfolio will change to Putnam Dynamic Asset Allocation Growth Fund, Putnam Dynamic Asset Allocation Balanced Fund, and Putnam Dynamic Asset Allocation Conservative Fund, respectively, and the subsections Your fund’s management in the Fund summaries section and the section Who oversees and manages the funds? are supplemented to reflect that the funds’ portfolio managers are now Jeffrey Knight, James Fetch, Robert Kea, Joshua Kutin, Robert Schoen and Jason Vaillancourt.

Mr. Kutin joined the portfolio team for the funds in November 2011. From 1998 to present, he has been employed by Putnam Investment Management, LLC, currently as a Portfolio Manager and previously as an Analyst.

The first paragraph in the section What are each fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

There are four funds in the Putnam Global Asset Allocation suite. The three funds offered by this prospectus pursue their goals by making strategic allocations to equity and fixed income asset classes, and by adjusting these allocations dynamically within certain specified ranges as market conditions change. The other fund (Putnam Dynamic Risk Allocation Fund, which is not offered by this prospectus) has the flexibility to make allocations to a broader range of asset classes without regard to any fixed or targeted ranges, and also seeks to adjust its exposure to asset classes, typically using leverage, in order to balance its exposure to the types of risks associated with particular asset classes.

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